UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 1, 2022
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 6, 2022, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of $850,000,000 aggregate principal amount of its 4.626% Fixed Rate/Floating Rate Subordinated Notes due June 6, 2033 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement dated June 1, 2022 (the “Underwriting Agreement”) entered into by the Corporation, PNC Capital Markets LLC, Barclays Capital Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Notes were issued under an Indenture, dated as of December 19, 2012 (the “Base Indenture”), as amended and supplemented by a First Supplemental Indenture, dated as of April 28, 2014 (the “First Supplemental Indenture”), and as further amended and supplemented by a Second Supplemental Indenture, dated as of June 6, 2022 (the “Second Supplemental Indenture” and together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated June 1, 2022 and filed with the Securities and Exchange Commission (the “Commission”) on June 2, 2022, to the accompanying prospectus filed with the Commission on December 13, 2021 as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-261622) (the “Registration Statement”). The above description of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Form of Note are filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively.

A copy of the legality opinion delivered by Alicia G. Powell, counsel to the Corporation in connection with the issuance of the Notes, is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

1.1	Underwriting Agreement dated as of June 1, 2022	Filed herewith

4.1	Indenture, dated as of December 19, 2012, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.25 of Form S-3 ASR filed on December 19, 2012

4.2	First Supplemental Indenture, dated as of April 28, 2014, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.2 of Form 8-K filed on April 28, 2014

4.3	Second Supplemental Indenture, dated as of June 6, 2022, between the Corporation and The Bank of New York Mellon	Filed herewith

4.4	Form of 4.626% Fixed Rate/Floating Rate Subordinated Note due June 6, 2033	Filed herewith

5.1	Opinion of Alicia G. Powell	Filed herewith

23.1	Consent of Alicia G. Powell (included in Exhibit 5.1)	Filed herewith

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	June 6, 2022	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller